SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                       ----------------------
                             FORM 8-K/A
                       ----------------------

                        Amendment No. 1 to

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  December 1, 1999
                                                  -----------------------


                         EFFICIENCY LODGE, INC.
      ------------------------------------------------------
      (Exact name of Registrant as Specified in its Charter)


         Georgia                  000-02290            58-0898219
------------------------------------------------------------------------
(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)


                   5342 Old Floyd Road
                   Mableton, Georgia                       30126
        ---------------------------------------------------------
        (Address of principal executive offices)       (Zip code)


                                 (770) 819-0039
        -------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                         N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)




The undersigned registrant (the "Company") hereby amends its Current Report on Form 8-K filed on December 16, 1999 by amending Item 7 thereto as set forth below. The Current Report relates to the acquisition by the Company of two lodging facilities in metropolitan Pensacola, Escambia County, Florida, known collectively as Home Stay Lodge I, Ltd. (the "Property").

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Statement Regarding Real Property Acquired
------------------------------------------

The real estate operations involved with the Property are similar to those conducted by the Company with respect to its other extended-stay lodges. Accordingly, the Company was able to assess the Property from an operational and physical facilities point of view based on its own experience with properties in the same industry. The Company is familiar with the architect that designed the Property, as he has designed all of the properties owned by the Company. The Company was initially asked to participate in the Property in 1998, but the Company's management did not believe that the Property fit with its expansion plans at that time. The Property was opened in April of 1999. Our management believes that the persons operating the Property lacked the experience necessary to profitably operate the Property. The Property was offered to the Company for $8 million soon after it began operations. The President of the Company and the President of the builder of all of the Company's properties physically inspected the Property, and the Company agreed to purchase the Property for a price not to exceed the cost of land, building, furniture and fixtures, which was $6,450,000. The Company is not anticipating capital improvements of any significant amount in the next twelve months with respect to the Property. After reasonable inquiry, the Company is not aware of any material factors relating to the Property that would cause the financial information reported herein not to be necessarily indicative of future the minimal operating results with respect to the Property.

The Company intends to operate the Property as part of its overall business of owning and operating extended stay lodging facilities. The Company anticipates some changes in the operating results of the Property resulting from the conditions listed below, the effects of which are shown in the accompanying Pro Forma Financial Information:

     1. A Limited Partnership operated the Property, prior to its acquisition. In a Limited Partnership, the members pay the income tax at the individual member level and thus, in general, there is no income tax at the partnership level. The Company is a "C" corporation and thus incurs tax at the corporate level. The Pro Forma Financial Information includes the income tax expense resulting from the projected operations by the Company.

     2. The Pro Forma Financial Information reflects the change in the following expenses due to the purchase price of $6,450,000 paid by the Company to acquire the assets:

           (a)    An increase in depreciation expense

           (b) An increase in interest expense due to the financing of the purchase price


In preparing the Pro Forma information included below, the Company made the following principal assumptions:

     1. Other than the items noted above, the Company believes there will be no material changes in the operating results of the Property.

     2. The Company believes that the level of occupancy from the past seven months will be maintained.

     3. There will be no material capital improvements needed in the next twelve months.

          (a) Financial Statements of Businesses Acquired

              Balance Sheet at September 30, 1999                           F-1
              Statement of Operations for the nine months ended
                 September 30, 1999                                         F-2
              Statement of Partners' Capital for the nine months
                 ended September 30, 1999                                   F-3

         (b)  Pro Forma Financial Information

              Unaudited and Pro Forma Consolidated Financial Statements
                for the nine months Ended September 30, 1999
                 - Balance Sheet                                            F-4

              Footnotes to Pro Forma Financial Information
              for the nine months ended September 30, 1999                  F-5

          (c) Exhibits

               2.1 Limited Partnership Interest Purchase Agreement, dated December 1, 1999, between Crown Group, Inc. and Chadco, Inc., and the Company

               2.2 Stock Purchase Agreement, dated December 1, 1999, between Crown Group, Inc. and the Company

               10.1 Promissory Note in the amount of $5,420,000, dated May 21, 1998, to Bank of Pensacola

               10.2 Unconditional and Irrevocable Guaranty of Payment to the Bank of Pensacola, dated December 1, 1999, by Efficiency Lodge, Inc.

               10.3 Unconditional and Irrevocable Guaranty of Payment to the Bank of Pensacola, dated December 1, 1999, by W. Ray Barnes

               10.4  Promissory  Note  in  the  amount  of  $797,040.83,   dated
                     December 1, 1999, to Crown Group, Inc. and Chadco, Inc.

               10.5 Unconditional and Irrevocable Guaranty of Payment to Crown Group, Inc., and Chadco, Inc., dated December 1, 1999, by
                     W. Ray Barnes.

                             Home Stay Lodge I, Ltd.
                                  BALANCE SHEET
                               September 30, 1999


                                     ASSETS




Property and Equipment, net                              $6,163,114
Cash                                                         60,849
Other Assets                                                123,324
                                                         ----------

                                                         $6,347,287
                                                         ==========



                      LIABILITIES AND PARTNERS' CAPITAL


 Notes Payable                                           $ 5,637,904
Other Liabilities                                             56,681
                                                         -----------

     Total Liabilities                                     5,694,585

Partners' Capital
   Additional Paid-In Capital                                800,000
   Retained Earnings (Deficit)                              (147,298)
                                                         -----------

     Total Partner's Capital                                 652,702
                                                         -----------

                                                         $ 6,347,287
                                                         ===========

                             Home Stay Lodge I, Inc.
                             STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 1999





Revenues                                             $ 488,044
Operating Expenses                                     409,662
                                                     ---------

     Operating Income                                   78,382

Other (Income) Expense, net                           (195,930)
                                                     ---------

     Earnings before Income Taxes                     (117,548)

Income Tax Benefit                                      39,962
                                                     ---------

     Net Earnings                                    $  77,586
                                                     =========

                                    Home Stay Lodge I, Ltd.
                                STATEMENT OF PARTNERS' CAPITAL
                              Nine Months Ended September 30, 1999



                                              Additional         Retained
                                               Paid-In           Earnings
                                               Capital           (Deficit)             Total
                                               -------           ---------             -----

Balance at January 1, 1999                     $800,000          ($ 69,712)          $ 730,288

Net Income (Loss) for the Nine Months              --              (77,586)            (77,586)
                                               --------          ---------           ---------
Balance at September 30, 1999                  $800,000          ($147,298)          $ 652,702
                                               ========          =========           =========


                                                     EFFICIENCY LODGE, INC.
                                   UNAUDITED & PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                              FOR THE NINE MONTHS ENDED 09/30/99



                                             ELI           HOME STAY LODGE, I LTD.                                    ELI
                                     HISTORICAL-UNAUDITED   HISTORICAL-UNAUDITED     REF                           PRO FORMA
                                          9/30/99                9/30/99          FOOTNOTE     ADJUSTMENTS          9/30/99
                                     -------------------- ----------------------- --------     -----------          -------


BALANCE SHEET:
ASSETS:
CASH                                         993,608              60,849               (1)      (376,223)             678,234
PROPERTY & EQUIPMENT                      22,523,524           6,275,651               (2)       174,349           28,973,524
ACCUMULATED DEPRECIATION                  (4,014,280)           (112,537)              (3)       (47,197)          (4,174,014)
OTHER ASSETS                               2,008,833             123,324               (4)       (92,731)           2,039,426
                                           ---------            --------              ---         ------           ----------

TOTAL ASSETS                              21,511,685           6,347,287                                           27,517,170
                                          ==========           =========                                           ==========

LIABILITIES & PARTNERS' CAPITAL
LIABILITIES:
MORTGAGE NOTE PAYABLE                     20,384,367           5,637,904               (5)      (507,274)          26,529,545
OTHER LIABILITIES                            798,889              56,681               (6)       101,101              754,469
                                           ---------            --------              ---         ------           ----------

TOTAL LIABILITIES                         21,183,256           5,694,585                                           27,284,014

PARTNERS' CAPITAL:
TREASURY STOCK                            (1,671,796)                  0                               0          (1,671,796)
PAID IN CAPITAL                            1,104,251             800,000               (7)      (800,000)           1,104,251
RETAINED EARNINGS                            179,206             (69,712)              (8)       147,298              256,792
NET INCOME (LOSS)                            716,768             (77,586)              (9)        95,273              543,909
                                           ---------            --------                                           ----------

TOTAL PARTNERS' CAPITAL                      328,429             652,702                                              233,156
                                           ---------            --------                                           ----------

TOTAL LIABILITIES AND PARTNERS'
           CAPITAL                        21,511,685           6,347,287                                           27,517,170
                                          ==========           =========                                           ==========


CONSOLIDATED STATEMENT OF  EARNINGS:
REVENUE                                    4,967,998             488,044                                            5,456,042

OPERATING COSTS                            2,783,185             409,662              (10)       137,576            3,330,423
                                           ---------            --------                                           ----------

OPERATING INCOME                           2,184,813              78,382                                            2,125,619

OTHER (INCOME) EXPENSE, NET                1,005,869             195,930              (10)        46,548            1,248,347
                                           ---------            --------                                            ---------


EARNINGS BEFORE INCOME TAXES               1,178,944            (117,548)                                             877,272

INCOME TAX EXPENSE                           462,176             (39,962)             (10)       (88,851)             333,363
                                           ---------            --------                                           ----------

NET EARNINGS                                 716,768             (77,586)                                             543,909
                                          ==========           =========                                           ==========

                                  FOOTNOTES TO
                             EFFICIENCY LODGE, INC.
             UNAUDITED & PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                       FOR THE NINE MONTHS ENDED 09/30/99


(1) Cash has been adjusted as follows -
                 increase in interest expense                  (46,548)
                 decrease in labor costs                        24,210
                 cash paid at closing for lodge purchase (293,036) deduction of Home Stay Lodge cash
                   not acquired in the purchase                (60,849)
                                                             ----------

                                                              (376,223)
                                                            ===========

(2) Property and equipment of Home Stay Lodge has been adjusted to the total cost of acquisition by Efficiency Lodge, Inc.

(3) Accumulated depreciation has been adjusted for the additional pro forma depreciation taken after acquisition.

(4) Closing cost incurred on the Home Stay Lodge purchase less pro forma amortization taken after acquisition and income tax benefit recorded as a result of the increase in the taxable loss of Home Stay Lodge. Also the Home Stay Lodge assets were deducted that were not acquired in the purchase.

(5) The mortgage payable increase is the net of the debt incurred on the purchase of the Home Stay Lodge assets and the removal of Home Stay Lodge debt not acquired in the purchase.

(6) Accrued interest payable recorded as a result of the acquisition less the removal of Home Stay Lodge liabilities not acquired in the purchase.

(7) These adjustments remove the historical stockholders' equity of Home Stay Lodge.

 (8) Retained earnings has been adjusted for the clearing of the remainder of the historical balance sheet of Home Stay Lodge as follows:

               Accumulated depreciation at 9/30/99                  112,537
               Cash prior to acquisition                            (60,849)
               Property and equipment prior to acquisition       (6,275,651)
               Other assets prior to acquisition                    (123,324)
               Other liabilities prior to acquisition                56,681
               Mortgage note payable prior to acquisition          5,637,904
               Paid in capital prior to acquisition                 800,000
                                                                 -----------
                                                                    147,298
                                                                 ===========


(9) The net income changes are the product of the adjustments made to the expenses below in order to provide comparable operating expenses. See the explanations for these items separately below.

(10) The following expenses have been adjusted in order to be comparable with the operating expenses of ELI as follows:

          DEPRECIATION - An increase in depreciation expense has been made to reflect the additional expense allowed due to the purchase price paid for the assets purchased. $159,734

          AMORTIZATION - An increase in amortization expense has been made to reflect the additional expense allowed due to the closing cost paid. $2,052.

          INTEREST - An increase in the interest expense has been shown to reflect the payments on the debt to acquire the Home Stay Lodge assets. $46,548

          LABOR COST - This has been adjusted to show the decrease in the labor costs estimated after the acquisition of home Stay assets by ELI. $(24,210)

          INCOME TAX EXPENSE - The expense has been decreased to reflect the income tax benefit recorded as a result of the increase in the taxable loss of Home Stay Lodge after acquisition.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EFFICIENCY LODGE, INC.



                              By: /s/ W. Ray Barnes
                                 W. Ray Barnes
                                 President

                                 February 14, 2000
                                 ------------------
                                 Date

                                 EXHIBIT INDEX



2.1 Limited Partnership Interest Purchase Agreement, dated December 1, 1999, between Crown Group, Inc. and Chadco, Inc., and the Company

2.2 Stock Purchase Agreement, dated December 1, 1999, between Crown Group, Inc. and the Company

10.1 Promissory Note in the amount of $5,420,000, dated May 21, 1998, to Bank of Pensacola

10.2 Unconditional and Irrevocable Guaranty of Payment to the Bank of Pensacola, dated December 1, 1999, by Efficiency Lodge, Inc.

10.3 Unconditional and Irrevocable Guaranty of Payment to the Bank of Pensacola, dated December 1, 1999, by W. Ray Barnes

10.4 Promissory Note in the amount of $797,040.83, dated December 1, 1999, to Crown Group, Inc. and Chadco, Inc.

10.5 Unconditional and Irrevocable Guaranty of Payment to Crown Group, Inc. and Chadco, Inc., dated December 1, 1999, by W. Ray Barnes.